KEMPER
MUNICIPAL INCOME TRUST

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED NOVEMBER 30, 1996

              "... Despite a relatively volatile municipal bond
                 market, the fund delivered a stable flow of
           dividends and favorable performance [during the year]."



                                                             [KEMPER FUNDS LOGO]

CONTENTS
2
At a Glance
2
Terms to Know
3
Economic Overview
5
Performance Update
7
Largest Sectors Portfolio Statistics
8
Portfolio of Investments
13
Report of Independent Auditors
14
Financial Statements
16
Notes to Financial Statements
18
Financial Highlights
19
Description of Dividend Reinvestment Plan

AT A GLANCE
--------------------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1996

                              BASED ON    BASED ON
                              NET ASSET    MARKET
                                VALUE      PRICE
--------------------------------------------------------------------------------
KEMPER MUNICIPAL
INCOME TRUST                    6.56%      11.57%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------

                               AS OF      AS OF
                              11/30/96   11/30/95
--------------------------------------------------------------------------------
NET ASSET VALUE               $ 12.31    $ 12.41
--------------------------------------------------------------------------------
MARKET PRICE                  $13.125    $12.625
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1996.

--------------------------------------------------------------------------------
ONE-YEAR INCOME:                          $  0.87
--------------------------------------------------------------------------------
NOVEMBER DIVIDEND:                        $0.0725
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)                  7.07%
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET PRICE)                     6.63%
--------------------------------------------------------------------------------
TAX EQUIVALENT DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE AND A 37.1%
FEDERAL INCOME TAX RATE)                   11.24%
--------------------------------------------------------------------------------
TAX EQUIVALENT DISTRIBUTION RATE:
(BASED ON MARKET PRICE AND A 37.1%
FEDERAL INCOME TAX RATE)                   10.54%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report. Income may be subject to state and local taxes and a portion of the income may be subject to the alternative minimum tax for certain investors.

TERMS TO KNOW

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

HEDGING A strategy used to help protect an investment. Financial managers can use any number of technical and nontechnical procedures to hedge or reduce the possibility of a loss on an investment. There is no assurance that these procedures will be successful.

REVENUE BOND INDEX (RBI) The average yield on 25 revenue bonds with 30-year maturities compiled by THE BOND BUYER, a newspaper that covers the municipal bond market.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified period, assuming the reinvestment of all dividends. It represents the aggregate percentage or change in the value of an investment in the fund over the period. Total return may be based upon net asset value or market price.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we begin a new year, it's remarkable how eventful 1996 was and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar. Long-term interest rates are approximately 6.5% compared to the 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                         NOW (12/31/96)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        6.30         6.87                5.65           7.78
PRIME RATE (2)                  8.25         8.25                8.50           8.50
INFLATION RATE(3)*              3.19         2.75                2.60           2.61
THE U.S. DOLLAR (4)             4.36         8.55               -0.57          -5.29
CAPITAL GOODS ORDERS (5)*       2.69         1.85               13.09           3.68
INDUSTRIAL PRODUCTION (5)*      4.40         4.12                1.08           6.43
EMPLOYMENT GROWTH (6)           2.17         2.19                1.57           3.52


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflations has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.



     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

January 9, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[MIER PHOTO]

CHRIS MIER JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1986 AND IS NOW SENIOR VICE PRESIDENT OF ZKI AND A VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER MUNICIPAL INCOME TRUST. HE HAS BEEN PORTFOLIO MANAGER SINCE THE FUND'S INCEPTION IN 1988. MIER RECEIVED A B.A. DEGREE IN ECONOMICS FROM THE UNIVERSITY OF MICHIGAN AND WENT ON TO RECEIVE HIS M.M. IN FINANCE FROM THE KELLOGG GRADUATE SCHOOL OF MANAGEMENT AT NORTHWESTERN UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE YEAR ENDED NOVEMBER 30, 1996, WAS A PERIOD OF SHIFTING INTEREST RATES AND POLITICAL RHETORIC, WHICH GREATLY IMPACTED THE MUNICIPAL BOND MARKET. KEMPER MUNICIPAL INCOME TRUST PORTFOLIO MANAGER CHRIS MIER EXPLAINS HOW HE MANAGED THE STRUCTURE OF THE PORTFOLIO TO HELP ENHANCE PERFORMANCE.

Q      WERE YOU PLEASED WITH THE FUND'S PERFORMANCE DURING THE YEAR?

A      Yes, despite a relatively volatile municipal bond market, the fund delivered a stable flow of dividends and favorable performance. The fund outperformed the average return of the Lipper General Municipal Debt category of
6.18 percent by returning 6.56 percent based on net asset value and gained 11.57 percent in market price during the fiscal year.

Q      DURING THE LAST FISCAL YEAR, MUNICIPAL BOND YIELDS FLUCTUATED QUITE A BIT
BUT ENDED THE YEAR VIRTUALLY UNCHANGED. WHAT CAUSED THE YIELD VOLATILITY AND RECOVERY?

A      The year began in the midst of a bond rally, sparked by weaker economic data, relatively benign inflation and optimism that a federal budget resolution would occur. This created a favorable climate for the municipal market, and bond yields fell. THE BOND BUYER 25-Revenue Bond Index (RBI) -- a gauge of municipal bond interest rates -- began the fiscal year at 5.78 percent on November 30, 1995, and then fell to a low of 5.63 percent on January 4, 1996.

       Later in January, however, data was released that indicated the economic slowdown may have been related mostly to the impact of severe weather as opposed to any fundamental weakness. Moreover, with the start of the Republican party presidential primaries, focus moved away from the federal budget and deficit reduction proposals toward other issues. As optimism about deficit reduction began to fade, yields began to rise.

       This rise in yields was propelled in early March, when the U.S. Department of Labor announced an unanticipated and dramatic increase in employment growth. Many bond investors saw this data as evidence that the economy was re-establishing a firm footing. The news caused a sell-off in the market because more rapid growth is often associated with higher inflation, which erodes the value of fixed-income investments. Yields jumped from 5.88 percent on March 7, to 6.13 percent on March 14 as measured by the RBI.

       The municipal market traded in an irregular pattern until September when it became clear that the Federal Reserve Board would not raise interest rates. From September through the end of the period, the market became more optimistic and interest rates declined. The Revenue Bond Index yield was 5.80 percent on November 27, 1996, just two basis points higher than at the start of the fiscal year.

PERFORMANCE UPDATE

Q    HOW WAS THE FUND'S PERFORMANCE IMPACTED BY THE CHANGES IN INTEREST RATES?

A    The fund tended to be less sensitive to the shifts in rates due to a fairly significant presence of premium bonds in the portfolio. These bonds enabled the fund to provide more stable performance during a somewhat volatile year.

Q    HOW WAS THE FUND MANAGED AS RATES SHIFTED DIRECTION?

A    We kept the fund fully invested. From February to April we put on moderately defensive hedges on a periodic basis. The hedges were used for short periods of time to help insulate the fund from erosion of its principal. Throughout the year, we experienced a modest level of bond calls. The proceeds from these calls were used to purchase longer maturity bonds with good call protection.

Q    WERE THERE ANY SIGNIFICANT TRENDS WITHIN INDIVIDUAL STATES THAT AFFECTED
THE FUND'S PERFORMANCE?

A    Like the nation, many states experienced an ongoing economic expansion and higher rates of employment, which is generally positive for municipal credit quality. In some states, such as California and Ohio, general obligation bond ratings were upgraded. During the period, our direct exposure to New York City issues was reduced due to an advanced refunding. We chose not to add any additional New York City issues in response to the city's ongoing struggle with balancing its budget.

Q    YOU MENTIONED THAT YOU MAINTAINED A REDUCED EXPOSURE TO THE NEW YORK CITY
CREDIT. HOW DO YOU DETERMINE WHEN TO ADD OR DECREASE PORTFOLIO EXPOSURE OR DECIDE WHICH ISSUES TO PURCHASE?

A    We are fortunate to have a staff of five research analysts dedicated to following the municipal market. This group of seasoned professionals has more than 50 years of combined industry experience, which makes them critical to the portfolio selection process.

     Each analyst covers a specific geographic area as well as industry specialization. They have access, via computer subscription services, to all relevant regional and national news and financial publications. The analysts also have access to sophisticated investment databases. The information available through the services, in many cases, is customized to meet Zurich Kemper Investments' specific needs. In addition, the research analysts regularly meet with issuers and often travel to conduct on site visits.

     This multi-faceted approach to research enables us to make informed decisions quickly as issues are offered.

Q    WHAT CAN YOU TELL US ABOUT THE LEVEL OF MUNICIPAL SUPPLY?

A    Supply picked up during the last few months of 1995 but remained lower than
1994 levels for the year as a whole. Early in 1996, supply was relatively high but by the close of the year it was moving closer to 1995 levels on a monthly year-over-year basis.

Q    ARE MUNICIPAL BOND FUNDS A GOOD INVESTMENT IN THE CURRENT ECONOMIC
ENVIRONMENT?

A    Municipal bonds can play an important role in rounding out a well-diversified portfolio of investments. The tax-exempt income that municipal bond funds provide may be especially helpful in today's tax environment. Municipal bonds and equities can both be important components of a balanced portfolio. If your exposure to municipals has declined on a relative basis over the last few years, now may be the right time to review your long-term goals and rebalance your portfolio of investments to increase your exposure to municipal bonds.

Q    WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

A    We expect moderate economic growth to continue, with a relatively low rate of inflation. At the moment, rates on long Treasury bonds appear likely to remain within a range of 6 to 7.25 percent. We look for levels of municipal supply to remain relatively moderate, which would be positive for municipal bonds and for Kemper Municipal Income Trust.

LARGEST SECTORS

THE FUND'S LARGEST SECTORS*

Representing 64% of the fund's total net assets on November 30, 1996


--------------------------------------------------------------------------------
                          HOLDINGS                  PERCENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.          U.S. GOVERNMENT SECURED                 16%
--------------------------------------------------------------------------------
2.          ELECTRICITY BONDS                       14%
--------------------------------------------------------------------------------
3.          AIRPORT BONDS                           14%
--------------------------------------------------------------------------------
4.          SINGLE FAMILY HOUSING STATE BONDS       12%
--------------------------------------------------------------------------------
5.          WASTE DISPOSAL                           8%
--------------------------------------------------------------------------------

PORTFOLIO STATISTICS

SECURITIES RATINGS

--------------------------------------------------------------------------------
                                                  ON 11/30/96      ON 11/30/95
--------------------------------------------------------------------------------
AAA                                                     48%              36%
--------------------------------------------------------------------------------
AA                                                      18               18
--------------------------------------------------------------------------------
A                                                       13               21
--------------------------------------------------------------------------------
BBB                                                     14               20
--------------------------------------------------------------------------------
NOT RATED                                                7                5
--------------------------------------------------------------------------------
                                                       100%             100%

                                                  [PIE CHART]      [PIE CHART]
                                                  ON 11/30/96      ON 11/30/95


The ratings of Standard & Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

AVERAGE MATURITY


--------------------------------------------------------------------------------
                                                    ON 11/30/96      ON 11/30/95
--------------------------------------------------------------------------------
AVERAGE MATURITY                                    20.9 YEARS       21.2 YEARS
--------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1996
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
 ISSUER                                                                               PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
ADVANCED REFUNDED OBLIGATIONS SECURED AS TO PRINCIPAL
  AND INTEREST BY UNITED STATES GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                 NY, Urban Dev. Corp., State Facilities, Rev., 7.50%, to be
                                   called 4-01-01 @ 102                                        $ 6,695   $  7,673
                                 NY, Dormitory Auth., State University Educational
                                   Facilities, Rev.,
                                   7.25%, to be called 5-15-02 @ 102                             5,000      5,781
                                   7.375%, to be called 5-15-00 @ 102                            1,355      1,519
                                 NY, New York City, Gen. Oblg., 7.50%, to be called 8-01-99 @
                                   101.50                                                        4,525      4,957
                                 NY, Housing Finance Agcy., Service Contract, Rev., 7.375%,
                                   to be called 3-15-02 @ 102                                    3,000      3,469
                                 NY, Medical Care Facilities Finance Agcy., Mental Health
                                   Services Facilities Improvement, Rev., 7.70%, to be called
                                   2-15-98 @ 102                                                 2,000      2,130
                                 WA, Public Power Supply System, Nuclear Proj. #2, Rev.,
                                   7.00%, to be called 7-01-00 @ 102                            15,500     17,152
                                 WA, Health Care Facilities Auth., Rev., 7.75%, to be called
                                   5-01-00 @ 102                                                 4,200      4,740
                                 IN, Indianapolis, Local Public Improvement Bond Bank, Rev.,
                                   8.50%, to be called 2-01-98 @ 102                            12,470     13,350
                                 WI, Health Facilities Auth., Franciscan Health Advisory
                                   Services, Inc., Rev., 7.80%, to be called 3-01-97 @ 102       8,460      8,715
                                 FL, Volusia County, Health Facilities Auth., Memorial Health
                                   Systems Proj., Rev., 8.25% to be called 6-01-00 @ 102         7,000      8,012
                                 FL, Greater Orlando, Aviation Auth., Airport Facilities
                                   Rev., 8.00%, to be called 10-01-98 @ 102                        120        130
                                 IL, Chicago:
                                   O'Hare International Airport, General Airport Rev., 8.20%,
                                     to be called 1-01-97 @ 102                                  3,900      3,993
                                   Skyway Toll Bridge, Rev., 6.75%, to be called 1-01-04 @
                                     102                                                         2,775      3,155
                                 TX, Matagorda County, Navigation District #1, Pollution
                                   Control, Central Power and Light Company Proj., Rev.,
                                   7.875%, to be called 12-01-96 @ 102                           5,000      5,101
                                 OK, Tulsa, Airport Improvement Trust, Rev., 7.70%, to be
                                   called 6-01-02 @ 100                                          3,315      3,821
                                 PA, Greene County, Gen. Oblg., 8.75%, to be called 12-01-00
                                   @ 100                                                         3,175      3,669
                                 KY, Kenton County, Airport Board, Greater Cincinnati
                                   International Airport, Rev., 8.25%, to be called 3-01-98 @
                                   102                                                           1,950      2,090
                                 NC, Eastern Municipal Power Agcy., Power System, Rev.,
                                   8.00%, to be called 1-01-98 @ 102                               262        278
                                 Puerto Rico, Gen. Oblg., 7.75%, to be called 7-01-99 @
                                   101.50                                                        5,020      5,559
                                 ------------------------------------------------------------------------------------
                                 TOTAL ADVANCED REFUNDED OBLIGATIONS--15.5%
                                 (Cost: $95,350)                                                          105,294
                                 ------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
OTHER MUNICIPAL OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
ILLINOIS--7.9%                   Chicago:
                                   Gas Supply, Peoples Gas, Light and Coke Company, Rev.,
                                     8.10%, 2020                                               $ 1,250   $  1,388
                                   O'Hare International Airport, International Terminal,
                                     Special Rev., 7.625% and 8.20%, 2010 and 2024              14,775     16,706
                                 Dev. Finance Auth.:
                                   Catholic Health Partners Services, Rev., 5.30%, 2018          3,500      3,356
                                   Pollution Control, Commonwealth Edison Company Proj.,
                                     Rev., 6.75%, 2015                                           4,220      4,696
                                 Harvard, Multifamily Housing, Northfield Court Proj., Rev.,
                                   9.50%, 2006                                                   2,625      2,859
                                 Health Facilities Auth.:
                                   Bethany Home and Hospital of the Methodist Church, Rev.,
                                     8.625%, 2009                                                7,135      7,922
                                   Lutheran General Health Care System, Rev., 6.00%, 2018        1,030      1,035
                                   Methodist Health Services Corp., Rev., 8.00%, 2015            1,905      2,097
                                 Housing Dev. Auth., Residential Mortgage, Rev., 8.10%, 2022     3,245      3,373
                                 Regional Transportation Auth., Cook, DuPage, Kane, Lake,
                                   McHenry and Will Counties, Rev., 6.125%, 2022                 4,000      4,103
                                 Sports Facilities Auth., Rev., 7.875%, 2010                     6,000      6,597
                                 ------------------------------------------------------------------------------------
                                                                                                           54,132
---------------------------------------------------------------------------------------------------------------------
FLORIDA--6.4%                    Broward County, Resource Recovery, Waste Energy Company,
                                   Rev., 7.95%, 2008                                             4,295      4,750
                                 Dade County:
                                   Aviation Rev., 5.75%, 2026                                   22,000     22,233
                                   Special Oblg., Capital Appreciation, Rev., zero coupon,
                                     2022 and 2024                                              24,690      4,855
                                 Escambia County, Pollution Control, Champion International
                                   Corp. Proj., Rev., 6.40%, 2030                                6,000      6,179
                                 Greater Orlando Aviation Auth., Airport Facilities, Rev.,
                                   8.00%, 2018                                                   1,130      1,216
                                 Housing Finance Agcy., Home Ownership, Rev., 8.30%, 2020        3,835      4,003
                                 ------------------------------------------------------------------------------------
                                                                                                           43,236
---------------------------------------------------------------------------------------------------------------------
INDIANA--5.9%                    Employment Dev. Commission, Indianapolis Power and Light
                                   Company, Rev., 7.45%, 2019                                   14,215     15,368
                                 Fishers, Economic Dev. Auth., Indianapolis Water Company
                                   Proj., Rev., 7.875%, 2019                                    10,000     10,534
                                 Indianapolis, Gas Utility System Rev., 5.875%, 2024            14,000     14,296
                                 ------------------------------------------------------------------------------------
                                                                                                           40,198
---------------------------------------------------------------------------------------------------------------------
NEW YORK--5.7%                   Dormitory Auth.:
                                   City University System, Rev., 5.625%, 2016                    1,500      1,507
                                   State University Educational Facilities, Rev., 7.375% and
                                     7.00%, 2014 and 2016                                        7,140      7,726
                                 Energy Research and Dev. Auth., Electric Facilities,
                                   Consolidated Edison Company Proj., Rev., 7.75%, 2024         13,300     13,926
                                 Medical Care Facilities Finance Agcy., Mental Health
                                   Services, Rev., 7.70%, 2018                                   3,255      3,447
                                 New York City, Gen. Oblg., 7.50%, 2003 and 2004                 5,905      6,324
                                 Niagara Frontier Transportation Auth., Greater Buffalo
                                   International Airport, Rev., 6.25%, 2024                      5,750      6,063
                                 ------------------------------------------------------------------------------------
                                                                                                           38,993
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                               AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
TEXAS--5.5%                      Brazos River Auth., Collateralized Pollution Control,
                                   Utilities Electric Company Proj., Rev., 8.25%, 2019         $11,000   $ 11,876
                                 College Student Loans, Gen. Oblg., 5.00%, 2021                  4,015      3,717
                                 Dallas-Fort Worth International Airport Facility Improvement
                                   Corp., American Airlines, Inc., Rev., 7.50%, 2025             1,500      1,614
                                 Lower Neches Valley Auth., Industrial Dev. Corp., Mobil Oil
                                   Refining Corp. Proj., Rev., 6.35% and 6.40%, 2026 and 2030   19,150     19,943
                                 ------------------------------------------------------------------------------------
                                                                                                           37,150
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY--4.5%                 Economic Dev. Auth., Water Facilities, New Jersey American
                                   Water Company, Inc. Proj., Rev., 6.875% and 6.00%, 2034
                                   and 2036                                                     20,775     22,373
                                 Health Care Facilities Financing Auth., General Hospital
                                   Center at Passaic, Rev., 6.75%, 2019                          5,000      5,624
                                 Housing and Mortgage Finance Agcy., Home Buyer Rev., 7.70%,
                                   2029                                                          2,845      2,975
                                 ------------------------------------------------------------------------------------
                                                                                                           30,972
---------------------------------------------------------------------------------------------------------------------
CALIFORNIA--4.0%                 Housing Finance Agcy., Home Mortgage, Rev., 8.30% and 8.35%,
                                   2019                                                          2,535      2,645
                                 Los Angeles County, Metropolitan Transportation Auth., Sales
                                   Tax Rev., 6.00%, 2026                                         2,750      2,896
                                 Orange County, Recovery Certificates of Participation,
                                   6.00%, 2026                                                   8,500      8,834
                                 Sacramento County, Airport System, Rev., 5.90%, 2024            5,000      5,099
                                 State, Gen. Oblg., 5.90%, 2025                                  7,690      7,919
                                 ------------------------------------------------------------------------------------
                                                                                                           27,393
---------------------------------------------------------------------------------------------------------------------
MAINE--3.6%                      Health and Higher Educational Facilities Auth., Rev., 5.70%
                                   and 7.00%, 2013 and 2024                                      9,320     10,029
                                 Housing Auth., Mortgage Purchase Rev., 8.30%, 2028                305        308
                                 Regional Waste Systems, Inc., Solid Waste Resource Recovery,
                                   Rev., 7.85% and 8.15%, 2011                                  13,280     14,388
                                 ------------------------------------------------------------------------------------
                                                                                                           24,725
---------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--3.6%               Allegheny County, Greater Pittsburgh International Airport,
                                   Rev., 8.25%, 2016                                             8,450      8,971
                                 Lehigh County:
                                   General Purpose Auth., Wiley House, Rev., 8.65% and 8.75%,
                                     2004 and 2014                                               5,520      5,750
                                   Industrial Dev. Auth., Pollution Control, Rev., 6.15%,
                                     2029                                                        1,500      1,595
                                 Philadelphia, Gas Works, Rev., 6.375%, 2026                     7,950      8,205
                                 ------------------------------------------------------------------------------------
                                                                                                           24,521
---------------------------------------------------------------------------------------------------------------------
COLORADO--3.3%                   Adams County, Multifamily Housing, Oasis Park Apartments
                                   Proj., Rev., 6.15%, 2026                                      6,580      6,733
                                 City and County of Denver, Airport System Rev., 6.75% to
                                   8.50%, 2013 through 2023                                     10,580     11,540
                                 Housing and Finance Auth., Single Family Program, Rev.,
                                   7.70%, 2021                                                   3,720      3,888
                                 ------------------------------------------------------------------------------------
                                                                                                           22,161
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                                AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
OHIO--2.8%                       Cuyahoga County, Meridia Health System, Hospital Rev.,
                                   6.25%, 2024                                                 $ 2,350   $  2,425
                                 Green Springs, Health Care Facilities Rev., 7.125%, 2025        6,000      6,304
                                 Higher Educational Facility Commission, University of
                                   Findlay Proj., Rev., 6.15% and 6.125%, 2011 and 2016          3,635      3,617
                                 Housing Finance Agcy., Single Family Mortgage Rev., 7.65% to
                                   8.25%, 2010 through 2029                                      6,626      7,008
                                 ------------------------------------------------------------------------------------
                                                                                                           19,354
---------------------------------------------------------------------------------------------------------------------
KENTUCKY--2.5%                   Kenton County Airport Board, Greater Cincinnati
                                   International Airport, Rev., 8.25%, 2015                      8,950      9,497
                                 Trimble County Pollution Control, Louisville Gas & Electric
                                   Co. Proj., Rev., 7.75%, 2019                                  7,000      7,373
                                 ------------------------------------------------------------------------------------
                                                                                                           16,870
---------------------------------------------------------------------------------------------------------------------
VIRGINIA--2.2%                   Fairfax County Economic Dev. Auth., Resource Recovery, Ogden
                                   Martin System Proj., Rev., 7.75%, 2011                       13,890     15,017
---------------------------------------------------------------------------------------------------------------------
HAWAII--2.1%                     Department of Budget and Finance, Special Purpose, Hawaiian
                                   Electric Company, Inc. Proj., Rev., 6.20%, 2026              13,200     13,876
                                 Housing Finance and Dev. Corp., Single Family Mortgage Rev.,
                                   8.125%, 2019                                                    565        588
                                 ------------------------------------------------------------------------------------
                                                                                                           14,464
---------------------------------------------------------------------------------------------------------------------
MISSOURI--2.0%                   Health and Educational Facilities Auth., Health Facilities,
                                   Lake of the Ozarks General Hospital Inc. Proj., Rev.,
                                   6.50%, 2021                                                   1,125      1,141
                                 Housing Dev. Commission, Single Family Mortgage Rev., 7.90%,
                                   2021                                                          4,140      4,328
                                 St. Louis, Regional Convention and Sports Complex Auth.,
                                   Rev., 7.90%, 2021                                             3,600      3,994
                                 West Plains, Industrial Dev. Auth., Ozarks Medical Center
                                   Proj., Rev., 8.625%, 2020                                     3,650      3,997
                                 ------------------------------------------------------------------------------------
                                                                                                           13,460
---------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--1.9%       Metropolitan Airports Auth., Airport System, Rev., 5.75%,
                                   2020                                                         13,100     13,192
---------------------------------------------------------------------------------------------------------------------
UTAH--1.8%                       Housing Finance Agcy., Single Family Mortgage Rev., 6.65%,
                                   2026                                                            945        980
                                 Intermountain Power Agcy., Power Supply System Rev., 7.75%
                                   and 5.00%, 2020 and 2021                                     11,700     11,576
                                 ------------------------------------------------------------------------------------
                                                                                                           12,556
---------------------------------------------------------------------------------------------------------------------
VERMONT--1.8%                    Housing Finance Agcy., Mortgage Purchase Rev., 8.10%, 2022     11,890     12,406
---------------------------------------------------------------------------------------------------------------------
LOUISIANA--1.8%                  Housing Finance Agcy., Single Family Mortgage Rev., 8.30%,
                                   2020                                                          3,665      3,821
                                 Public Facilities Auth., Lafayette General Medical Center
                                   Proj., Rev., 6.50%, 2022                                      7,350      8,073
                                 ------------------------------------------------------------------------------------
                                                                                                           11,894
---------------------------------------------------------------------------------------------------------------------
ALABAMA--1.3%                    Docks Dept., Facilities Rev., 6.30%, 2021                       8,250      8,866
---------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.2%                   Tulsa Airport Improvement Trust, General Rev., 7.70%, 2013      7,545      7,874
                                 Turnpike Auth., Turnpike System Rev., 7.875%, 2021                355        384
                                 ------------------------------------------------------------------------------------
                                                                                                            8,258
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                                AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
NEW MEXICO--1.2%                 Mortgage Finance Auth., Single Family Mortgage Rev., 8.30%
                                   and 7.80%, 2020 and 2021                                    $ 7,440   $  7,859
---------------------------------------------------------------------------------------------------------------------
NEBRASKA--1.2%                   Investment Finance Auth., Single Family Housing Rev., 6.70%,
                                   2026                                                          7,500      7,815
---------------------------------------------------------------------------------------------------------------------
IOWA--1.1%                       Housing Finance Auth., Single Family Mortgage Rev., 7.90%,
                                   2022                                                          7,055      7,423
---------------------------------------------------------------------------------------------------------------------
MICHIGAN--1.0%                   Monroe County, Pollution Control, Detroit Edison Proj.,
                                   Rev., 7.75%, 2019                                             6,500      7,064
---------------------------------------------------------------------------------------------------------------------
MARYLAND--1.0%                   Howard County, Multifamily Housing, Braeland and Eden
                                   Commons Projs., Rev., 6.20%, 2023                             6,750      6,629
---------------------------------------------------------------------------------------------------------------------
STATES LESS THAN                 ID, Housing Agcy., Single Family Mortgage Rev., 7.875% and
ONE PERCENT--4.8%                  6.90%, 2021 and 2025                                          5,795      6,060
                                 MN, Housing Finance Agcy., Single Family Mortgage Rev.,
                                   7.95% and 8.00%, 2022 and 2029                                4,705      4,925
                                 WA, Public Power Supply System, Nuclear Projs. #1 and #3,
                                   Rev., 5.60%, 2015                                             3,000      2,958
                                 WA, Grant County, Public Utility District #2, Wanapum
                                   HydroElectric, Rev., 5.875%, 2031                             1,575      1,599
                                 NC, Housing Finance Agcy., Single Family Mortgage Rev.,
                                   7.85%, 2028                                                   3,950      4,152
                                 SC, Oconee County, Pollution Control, Duke Power Company
                                   Proj., Rev., 7.75%, 2017                                      3,500      3,812
                                 NH, Higher Educational and Health Facilities Auth., Nashua
                                   Memorial Hospital, Rev., 6.00%, 2023                          3,000      2,935
                                 WI, Housing & Economic Dev. Auth., Home Ownership, Rev.,
                                   6.20%, 2027                                                   2,500      2,512
                                 NV, Clark County, Industrial Dev., Power Company Proj.,
                                   Rev., 6.70%, 2022                                             1,750      1,890
                                 RI, Housing and Mortgage Finance Corp., Rev., 8.25%, 2022         940        980
                                 ND, Housing Finance Agcy., Single Family Mortgage Rev.,
                                   8.375%, 2021                                                    765        809
                                 ------------------------------------------------------------------------------------
                                                                                                           32,632
                                 ------------------------------------------------------------------------------------
                                 TOTAL OTHER MUNICIPAL OBLIGATIONS--82.1%
                                 (Cost: $521,368)                                                         559,240
                                 ------------------------------------------------------------------------------------
                                 TOTAL MUNICIPAL OBLIGATIONS--97.6%
                                 (Cost: $616,718)                                                         664,534
                                 ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET                     Yield--4.25% to 4.30%
INSTRUMENTS--.8%                 Due--December 1996
                                 (Cost: $5,600)                                                  5,600      5,600
                                 ------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--98.4%
                                 (Cost: $622,318)                                                         670,134
                                 ------------------------------------------------------------------------------------
                                 CASH AND OTHER ASSETS, LESS LIABILITIES--1.6%                             11,109
                                 ------------------------------------------------------------------------------------
                                 NET ASSETS--100%                                                        $681,243
                                 ------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $622,318,000 for federal income tax purposes at November 30, 1996, the gross unrealized appreciation of investments was $47,953,000, the gross unrealized depreciation was $137,000 and the net unrealized appreciation of investments was $47,816,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER MUNICIPAL INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Municipal Income Trust as of November 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal years since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Municipal Income Trust at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal years since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 17, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $622,318)                                                $670,134
------------------------------------------------------------------------
Cash                                                                 382
------------------------------------------------------------------------
Interest receivable                                               13,849
------------------------------------------------------------------------
    TOTAL ASSETS                                                 684,365
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                            2,508
------------------------------------------------------------------------
  Management fee                                                     311
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              44
------------------------------------------------------------------------
  Trustees' fees and other                                           259
------------------------------------------------------------------------
    Total liabilities                                              3,122
------------------------------------------------------------------------
NET ASSETS                                                      $681,243
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Remarketed preferred shares, par value $.01 per share,
unlimited number of shares authorized, 43 shares
outstanding at $5 thousand liquidation value per share          $215,000
------------------------------------------------------------------------
Common shares, par value $.01 per share, unlimited number of
shares authorized, 37,863 shares outstanding                         379
------------------------------------------------------------------------
Paid-in surplus                                                  418,870
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (14,184)
------------------------------------------------------------------------
Net unrealized appreciation on investments                        47,816
------------------------------------------------------------------------
Undistributed net investment income                               13,362
------------------------------------------------------------------------
NET ASSETS                                                      $681,243
------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE
(net assets less remarketed preferred shares at liquidation
value divided by common shares outstanding)                       $12.31
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1996
(IN THOUSANDS)

-----------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------
Interest income                                                                               $45,429
-----------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                3,699
-----------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          230
-----------------------------------------------------------------------------------------------------
  Registration and remarketing fees                                                               664
-----------------------------------------------------------------------------------------------------
  Professional fees                                                                                58
-----------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                          94
-----------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                        111
-----------------------------------------------------------------------------------------------------
    Total expenses                                                                              4,856
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                          40,573
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments (including   options purchased)                       295
-----------------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                                                     282
-----------------------------------------------------------------------------------------------------
    Net realized gain                                                                             577
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                         (4,207)
-----------------------------------------------------------------------------------------------------
Net loss on investments                                                                        (3,630)
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $36,943
-----------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED NOVEMBER 30,
                                                                  1996               1995
-------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $ 40,573             41,221
-------------------------------------------------------------------------------------------
  Net realized gain (loss)                                           577             (4,022)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           (4,207)            52,077
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              36,943             89,276
-------------------------------------------------------------------------------------------
Distribution from net investment income:
  Common shares                                                  (32,977)           (32,507)
-------------------------------------------------------------------------------------------
  Remarketed preferred shares                                     (7,662)            (8,569)
-------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (40,639)           (41,076)
-------------------------------------------------------------------------------------------
Proceeds from common shares issued in reinvestment of
dividends (409 and 137 shares, respectively)                       5,255              1,694
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       1,559             49,894
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------

Beginning of year                                                679,684            629,790
-------------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment income
of $13,362 and $13,416, respectively)                           $681,243            679,684
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and original issue discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1996, amounting to approximately $10,195,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2003.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays common share dividends on a monthly basis. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             REMARKETED PREFERRED SHARES. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C and 10,700 Series D remarketed preferred shares, each at a liquidation value of $5,000 per share. The dividend rate on each series is set by the remarketing agent, and the dividends are paid every 28 days. Preferred shareholders will vote together with common shareholders as a single class and have the same voting rights, subject to certain class specific preferences.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .55% of average weekly net assets. The Fund incurred a management fee of $3,699,000 for the year ended November 30, 1996.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $71,000 for the year ended November 30, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended November 30, 1996, the Fund made no payments to its officers and incurred trustees' fees of $40,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $179,150

                             Proceeds from sales                         167,924

FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED NOVEMBER 30,
                                                      1996      1995      1994      1993      1992
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE FOR A COMMON SHARE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $12.41     11.12     13.25     12.45     11.85
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 1.07      1.10      1.10      1.16      1.16
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               (.10)     1.29     (1.84)      .66       .49
--------------------------------------------------------------------------------------------------------
Total from investment operations                         .97      2.39      (.74)     1.82      1.65
--------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income to
  common shareholders                                    .87       .87       .87       .87       .87
--------------------------------------------------------------------------------------------------------
  Distribution from net investment income to
  preferred shareholders (common share equivalent)       .20       .23       .16       .15       .18
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain to common
  shareholders                                            --        --       .36        --        --
--------------------------------------------------------------------------------------------------------
Total dividends                                         1.07      1.10      1.39      1.02      1.05
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $12.31     12.41     11.12     13.25     12.45
--------------------------------------------------------------------------------------------------------
Market value, end of year                             $13.13     12.63     11.00     12.75     12.63
--------------------------------------------------------------------------------------------------------
 TOTAL RETURN PER COMMON SHARE
--------------------------------------------------------------------------------------------------------
Based on net asset value                                6.56%    20.00     (7.36)    13.80     12.80
--------------------------------------------------------------------------------------------------------
Based on market value                                  11.57%    23.55     (4.66)     8.04     12.97
--------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------
(Ratios exclude the effect of dividends to
preferred shareholders) Expenses                         .72%      .69       .70       .69       .71
--------------------------------------------------------------------------------------------------------
Net investment income                                   6.03%     6.23      6.13      6.20      6.48
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets at end of year, net of remarketed
preferred shares (in thousands)                     $466,243   464,684   414,790   493,108   461,119
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   26%       19        12        17         5
--------------------------------------------------------------------------------------------------------
Remarketed preferred shares information at end of year:
  Aggregate amount outstanding (in thousands)       $215,000   215,000   215,000   215,000   215,000
  Asset coverage per share                          $ 15,800    15,800    14,600    16,500    15,700
  Liquidation and market value per share            $  5,000     5,000     5,000     5,000     5,000
--------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

FEDERAL TAX STATUS OF 1996 DIVIDENDS
All of the dividends paid from net investment income by the Fund constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be includable in the alternative minimum tax calculation.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             MUNICIPAL INCOME TRUST (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them.
                             Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

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6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

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7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11       AMENDMENTS          Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax return. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                            OFFICERS

STEPHEN B. TIMBERS                  J. PATRICK BEIMFORD, JR.
President and Trustee               Vice President

JAMES E. AKINS                      CHARLES R. MANZONI, JR.
Trustee                             Vice President

ARTHUR R. GOTTSCHALK                CHRISTOPHER J. MIER
Trustee                             Vice President

FREDERICK T. KELSEY                 JOHN E. NEAL
Trustee                             Vice President

DOMINIQUE P. MORAX                  PHILIP J. COLLORA
Trustee                             Vice President and
                                    Secretary
FRED B. RENWICK
Trustee                             JEROME L. DUFFY
                                    Treasurer
JOHN B. TINGLEFF
Trustee

JOHN G. WEITHERS
Trustee


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LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT       KEMPER SERVICE COMPANY
                                P.O. Box 419066
                                Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS            ERNST & YOUNG LLP
                                233 South Wacker Drive
                                Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER              ZURICH KEMPER INVESTMENTS, INC.
                                222 South Riverside Plaza
                                Chicago, IL 60606
                                http://www.kemper.com

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